CUSIP No. 885118109
EXHIBIT 1
RESTATED JOINT FILING AGREEMENT
     By this Agreement, the undersigned agree that this Statement on Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the shares of Common Stock, nominal value EUR 3.75 per share, and American Depositary Shares, each representing one share of Common Stock, of Thomson S.A. is being filed on behalf of each of us.
DATED: May 3, 2006

SLP I TSA, L.L.C.

By:	SILVER LAKE PARTNERS TSA,
L.P., its Managing Member

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES, L.L.C., its General
Partner

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE PARTNERS TSA, L.P.

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES, L.L.C., its General
Partner

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

CUSIP No. 885118109

SLP II TSA, L.L.C.

By:	SILVER LAKE PARTNERS II
TSA, L.P., its Managing Member

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES II, L.L.C., its General
Partner

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE PARTNERS II, L.P.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES II, L.L.C., its General Partner

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE PARTNERS II TSA, L.P.

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES II, L.L.C., its General
Partner

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE TECHNOLOGY
ASSOCIATES II, L.L.C.

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

CUSIP No. 885118109

SLP AFL TSA, L.L.C.

By:	SILVER LAKE INVESTORS, L.P.,
its Managing Member

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES, L.L.C., its Managing
Member

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE INVESTORS, L.P.

By:	SILVER LAKE TECHNOLOGY
ASSOCIATES, L.L.C., its Managing
Member

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer

SILVER LAKE TECHNOLOGY
ASSOCIATES, L.L.C.

By:	/s/ Alan K. Austin

Name: Alan K. Austin Title: Managing Director and Chief Operating Officer